UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2011

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today, August 2, 2011, the Registrant is issuing a press release (furnished herewith as Exhibit 99.1 to this report) announcing its fiscal year 2011 third quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure below.

ITEM 7.01                      REGULATION FD DISCLOSURE

Today, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal year 2011 third quarter financial and operating results.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. central time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases”, although the Registrant reserves the right to discontinue that availability at any time.

NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.1 contains the financial measure “EBIT”, which is not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), in order to provide investors and management with an alternative method for assessing the Registrant’s operating results in a manner that is focused on the performance of the Registrant’s ongoing operations.

The Registrant defines “EBIT” as earnings before interest and taxes from continuing operations.  The Registrant’s management evaluates the performance of its operating segments based in part on EBIT, and believes that EBIT is useful to investors to demonstrate the operational profitability of the Registrant’s business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The Registrant believes that the presentation of EBIT provides important supplemental information to management and investors regarding financial and business trends relating to the Registrant’s financial condition and results of operations.  The Registrant’s management believes that this measure provides an alternative method for assessing the Registrant’s expected future performance that is useful because it facilitates comparisons with other companies in the Utility Solutions Group segment industry, many of which use similar non-GAAP financial measures to supplement their GAAP results.  The Registrant provides this information to investors to enable them to perform additional analyses of present and future operating performance, compare the Registrant to other companies, and evaluate the Registrant’s ongoing financial operations.

The presentation of the information described above is intended to supplement investors’ understanding of the Registrant’s operating performance. The Registrant’s non-GAAP financial measures may not be comparable to other companies’ non-GAAP financial performance measures. Furthermore, the use of these measures is not intended to replace net earnings (loss), cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No. Description of Exhibit

99.1 Press Release dated August 2, 2011

OTHER MATTERS

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: August 2, 2011	By: /s/ G.E. Muenster
G.E. Muenster
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description of Exhibit

99.1 Press Release dated August 2, 2011